UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-10103

Satuit Capital Management Trust

(Exact name of registrant as specified in charter)

238 Public Square,  Suite 200,  Franklin, Tennessee 37064

(Address of principal executive offices)

  (Zip code)

Thomas R. Westle

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

(Name and address of agent for service)

Registrant's telephone number, including area code:   (843) 557-1300

Date of fiscal year end:

October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended, (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.

REPORTS TO STOCKHOLDERS.

Annual Report

Satuit Capital U.S. Emerging Companies Fund

October 31, 2011

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

SHAREHOLDER LETTER

Thoughts on Fiscal Year 2011:

The FY11 performance of the Satuit Capital US Emerging Companies Fund and the world's equity markets was dominated by macroeconomic fears and negative headlines.  The US economy continued to grind slowly upward, and the stock market appreciated in anticipation of continued growth for the first half of the year.  Unfortunately, both investors' perception and the markets' direction changed in the summer of 2011.  Through this volatility, the Satuit Capital investment process remained consistent -- as it has since the fund's inception 11 years ago.

The Satuit Capital US Emerging Companies Fund (SATMX) ended fiscal year 2011 up 5.57% after the rollercoaster ride that was FY11.  This result was slightly ahead of the Russell 2000 Index, despite the wild swings that both the fund and the market experienced.  From the start of the fiscal year until each respective peak, SATMX appreciated 24% versus the Russell 2000's 23%.

This strong appreciation was interrupted first by rumblings of Greek debt default in the spring of 2011.  This was followed by the negative headlines of the US debt ceiling impasse in Congress and the S&P downgrade of the United States' credit rating. These factors weighed on the psychology of the domestic markets, and appears to have had some negative economic impact as well, as corporations and consumers took a "wait and see" approach to spending in the first half of the summer.

Macroeconomic worries intensified in the 3rd quarter of 2011, with fears of default of the sovereign debt of Greece, Portugal, Spain, Italy (and others) gripping the world's financial markets.  Financial media -- and investors -- were captivated by the prospect of Greece defaulting on its debt.  Greece, with a GDP roughly the size of that of North Carolina, was seen as the first domino in a row of overextended European sovereign balance sheets.  Despite the fact that US corporations have limited exposure to Europe (only 8% S&P 500 earnings come from Europe,) the US equity markets dropped as investors feared a worldwide recession.  So far, it appears that perhaps only Europe has slipped into recession, and the US economy continues to add jobs and grow slowly stronger.

The drop from the July peak was steep, and the small cap market, as measured by the Russell 2000 Index, plunged 30% in less than three months until bottoming in September.  At its low point, the Russell 2000 was down 13% for the year.  SATMX performed similarly over this time, declining 31% from the peak, and bottoming with a year-to-date return of down 14% in early October. The 3-month decline gave way to hopes of a resolution to the European debt crisis, and a realization that growth in the US had continued marching on.  Unemployment dropped to 9.0% from 9.7% the previous October, and US GDP posted a ninth straight quarter of growth.  Coming out of this trough, the equity market rallied substantially -- up 22% in less than a month, to finish our fiscal year with a gain of 5.4%.  SATMX rallied just a bit more, appreciating 23%, to finish with a gain of 5.57% for the year.

Breaking down SATMX in FY11:

Once again, the majority of our positive performance was generated by stock selection.  Our bottom-up investment process focuses on individual security selection, and our sector allocations emerge from this process.  Taking a "40,000 foot" view of our performance shows that the energy, consumer discretionary and technology sectors were our biggest positive contributors to performance in fiscal 2011.

The energy sector benefited from continued spending on drilling and production worldwide.  Our investments in the energy sector were diversified by geography and business model, but all benefited from strong demand and resilient commodity prices.  Top performers were services companies; Newpark Resources (NR) aids drillers worldwide, and TGC Industries (TGE) provides seismic data collection and analysis to exploration companies.  Oil production company Gulfport Energy (GPOR) was again a top performer.

Our positive performance in the consumer discretionary sector was a result of strong stock selection, as the sector underperformed the broader market amid fears of an economic slowdown.  Our investments in smartphone accessories manufacturer ZAGG (ZAGG) and diversified apparel retailer Genesco (GCO) bucked the weak trends in the consumer sector.

Satuit's technology investments added to our performance in fiscal year 2011.  The technology sector often has many securities offering the blend of growth and attractive valuation that we strive to find, and technology has traditionally held an overweight position in SATMX.  One of the investment areas that we focused on this year was the theory of distributed data or "data everywhere."  This is a broad theme, ranging from smartphones to the "cloud" to the equipment used to make the semiconductors in mobile devices.  Our top performer in technology was Allot Communications (ALLT), which makes equipment for managing the data flow across networks.  Our second-best performer, Fundtech (FNDT), a provider of software and services to banks worldwide, was acquired by private equity firm GTCR at a 33% premium.  Clicksoftware (CKSW) appreciated due to strong sales of mobile software for managing remote workforces, another example of distributed data.

In FY11 we reduced our investments in the healthcare sector, where Satuit has traditionally held an overweight position.  The ongoing debate around the US Patient Protection and Affordable Care Act (PPACA, commonly referred to as "Obamacare") and reductions in reimbursement rates from Medicare have put a damper on the financial results of many healthcare-related companies.  We continue to identify individual securities that we feel will outperform the market, typically based on new products and competitive position, but will likely remain underweight the healthcare group at least until we have more clarity on the PPACA when the US Supreme Court rules on its constitutionality in 2012.

The current outlook for FY12 appears to be a year of "recovery."  Not only continued economic recovery in the US, but financial markets recovery from the panic that struck worldwide in the third calendar quarter of 2011.  Regardless of the markets' volatility, with overreactions both upward and downward, the investment team at Satuit will be consistent in their process -- seeking to invest in equities with above-average growth prospect at below-average prices.

Robert J. Sullivan

Portfolio Manager, SATMX

Chief Investment Officer, Satuit Capital Management, LLC

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2011 (UNAUDITED)

Cumulative Performance Comparison $10,000 Investment Since Inception*

                                                                           October 31, 2011

Satuit Capital U.S. Emerging Companies Fund              $34,548

S&P 500 Index                                                             $  8,973

Russell 2000 Index                                                        $10,815

Average Annual Total Return

For the Periods Ended October 31, 2011

Satuit Capital U.S. Emerging

              Companies Fund      S&P 500 Index     Russell 2000 Index

1 Year             5.57%                               8.09%                     6.71%

3 Year           20.39%                             11.41%                   12.87%

5 Year             4.38%                            (0.71)%                     1.02%

Since               2.62%                            (0.28)%                     1.32%

Inception*

* Commencement of operation was December 12, 2000.

*Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Satuit Capital U.S. Emerging Companies Fund
	Schedule of Investments
	October 31, 2011

Shares/Principal		Value

COMMON STOCKS - 91.81%

Aircraft Part & Auxiliary Equipment, NEC - 0.54%
17,900	Astronics Corp. *	$ 544,160
23,256	Ducommun, Inc.	331,863
		876,023
Apparel & Other Finished Products - 2.12%
240,832	Bebe Stores, Inc.	1,729,173
60,000	G-III Apparel Group, Ltd. *	1,691,400
		3,420,573
Coating, Engraving & Allied Services - 1.08%
116,200	Northern Technologies International Corp. *	1,739,514

Computer Equipment - 2.84%
179,500	Allot Communications Ltd. *	2,399,915
310,000	OCZ Technology Group, Inc. *	2,185,500
		4,585,415
Deep Sea Foreign Transportation - 1.66%
81,900	Hornbeck Offshore Services, Inc. *	2,689,596

Electronic Components & Accessories - 1.37%
345,300	Silicon Image, Inc. *	2,223,732

Fire, Marine & Casualty Insurance - 2.91%
101,200	Amtrust Financial Services, Inc.	2,568,456
261,400	Maiden Holdings, Ltd.	2,130,410
		4,698,866
General Industrial Machinery & Equipment - 1.21%
85,300	Graham Corp.	1,965,312

Industrial Inorganic Chemicals - 1.29%
150,100	Seacube Container Leasing Ltd.	2,086,390

In Vitro & In Vivo Diagnostic Substances - 1.20%
534,300	Immunomedics, Inc. *	1,944,852

Investment Advice - 1.32%
34,200	Virtus Investment Partners, Inc. *	2,134,080

Men's & Boy's Furnishings, Work Clothing, And Allied Garments - 2.58%
44,600	Oxford Industries, Inc.	1,761,700
96,000	Perry Ellis International, Inc. *	2,409,600
		4,171,300
Miscellaneous Primary Metal Products - 1.20%
89,600	Dynamic Materials Co.	1,944,320

Motor Vehicle Parts & Accessories - 1.28%
135,200	Amerigon, Inc. *	2,073,968

National Commercial Banks - 3.75%
179,700	Cardinal Financial Corp.	1,929,978
122,800	Financial Institutions, Inc.	2,011,464
250,500	Nara Bancorp, Inc. *	2,124,240
		6,065,682
Oil & Gas Equipment & Services - 4.17%
56,800	Dawson Geophysical Co. *	1,641,520
269,800	Newpark Resources, Inc. *	2,409,314
123,150	Natural Gas Services Group, Inc. *	1,694,544
177,806	TGC Industries, Inc. *	992,157
		6,737,535
Outdoor Recreation Products-Design, Manufacture & Marketing - 1.25%
108,737	Johnson Outdoors, Inc. Class A *	2,021,421

Pens, Pencils & Other Artists' Accessories - 1.34%
178,860	A.T. Cross Co. Class A *	2,174,938

Perfumes & Cosmetics - 1.42%
66,900	Elizabeth Arden, Inc. *	2,293,332

Pharmaceutical Preparations - 1.31%
235,000	Horizon Pharma, Inc. *	2,112,650

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.19%
44,600	Rogers Corp. *	1,925,382

Pumps & Pumping Equipment - 1.05%
62,925	Gorman-Rupp Co.	1,690,795

Radio & TV Broadcasting & Communication Equipment - 1.24%
198,200	Ceragon Networks Ltd. *	1,999,838

Railroads, Line-Haul Operating & Equipment - 1.73%
109,500	Greenbriar Companies, Inc. *	2,037,795
58,200	Providence & Worcester Railroad Co.	757,182
		2,794,977
Retail-Apparel & Accessory Stores - 2.07%
87,800	Body Central Corp. *	1,843,800
66,300	Zumiez, Inc. *	1,508,325
		3,352,125
Retail-Auto Dealers & Gasoline Stations - 3.51%
100,000	Rush Enterprises, Inc. *	1,930,000
137,000	Sonic Automotive, Inc. Class A	2,009,790
191,500	West Marine, Inc. *	1,740,735
		5,680,525
Retail-Eating Places - 1.26%
218,100	Carrols Restaurants Group, Inc. *	2,037,054

Retail-Family Clothing Stores - 1.12%
438,000	Casual Male Retail Group, Inc. *	1,817,700

Retail-Variety Stores - 2.66%
197,500	PC Mall, Inc. *	1,046,750
241,000	Zagg, Inc. *	3,251,090
		4,297,840
Retail-Shoe Stores - 1.72%
47,095	Genesco, Inc. *	2,775,779

Scientific & Technical Instruments - 1.36%
28,100	Oyo Geospace Corp. *	2,208,098

Semiconductors & Related Devices - 3.98%
160,500	Inphi Corp. *	1,771,920
34,400	NVE Corp. *	1,892,688
117,300	Volterra Semiconductor Corp. *	2,780,010
		6,444,618
Services-Business Services - 1.10%
67,200	Radware Ltd. *	1,776,768

Services-Computer Integrated Systems Design - 1.63%
399,500	Merge Healthcare, Inc. *	2,636,700

Services-Computer Programming & Processing - 3.19%
116,000	Carbonite, Inc. *	1,463,920
157,300	Computer Task Group, Inc. *	2,008,721
354,700	Easylink Services International Corp. Class A *	1,691,919
		5,164,560
Services-Equipment Rental & Leasing, NEC - 2.67%
123,100	CAI International, Inc. *	1,921,591
164,700	Mitcham Industries, Inc. *	2,401,326
		4,322,917
Services-Help Supply Services - 1.47%
221,200	On Assignment, Inc. *	2,377,900

Services-Medical Laboratories - 1.19%
96,000	Bio-Reference Laboratories, Inc. *	1,923,840

Services-Miscellaneous Repair - 0.96%
62,000	Team, Inc. *	1,550,620

Services-Prepackaged Software - 5.01%
280,500	Actuate Corp. *	1,823,250
241,800	American Software, Inc. Class A	1,890,876
240,700	Clicksoftware Technologies Ltd.	2,382,930
159,000	Liveperson, Inc. *	2,001,810
		8,098,866
Special Industry Machinery, NEC - 1.24%
810,600	FSI International, Inc. *	2,002,182

State Commercial Banks - 7.94%
341,400	1st United Bancorp, Inc. *	1,768,452
57,000	Bank of Marin Bancorp	2,020,080
103,000	Bryn Mawr Bank Corp.	1,891,080
121,600	Citizens & Northern Corp.	2,014,912
89,000	Eagle Bancorp, Inc. *	1,234,430
73,900	Merchants Bancshares, Inc.	2,103,933
70,600	Tower Bancorp, Inc.	1,815,832
		12,848,719
Steel & Iron - 0.06%
20,000	Metalico, Inc. *	90,400

Surgical & Medical Instruments - 3.58%
40,700	Cantel Medical Corp.	1,123,320
353,800	Genmark Diagnostics, Inc. *	1,864,526
47,500	ICU Medical, Inc. *	1,867,225
88,296	Vascular Solutions, Inc. *	935,938
		5,791,009
Television Broadcasting Station - 1.03%
876,600	Gray Television, Inc. *	1,665,540

Trucking - 0.98%
144,000	Celadon Group, Inc.	1,585,440

Wholesale-Groceries, General Line - 1.03%
116,200	Chefs' Warehouse, Inc. *	1,660,498

TOTAL FOR COMMON STOCKS (Cost $136,244,636) - 91.81%		148,480,189

SHORT TERM INVESTMENTS - 7.26%
11,745,995	US Bank Repurchase Agreement, 0.01%, dated 10/31/2011, due 11/1/2011
	repurchase price $11,745,995, collateralized by U.S. Treasury Bonds
	with a market value of $11,980,982, yield of 4.50%, and maturity date of 9/01/2018.	11,745,995
TOTAL SHORT TERM INVESTMENTS (Cost $11,745,995) - 7.26%		11,745,995

TOTAL INVESTMENTS (Cost $147,990,631) - 99.07%		160,226,184

OTHER ASSETS LESS LIABILITIES - 0.93%		1,490,218

NET ASSETS - 100.00%		$ 161,716,402

* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2011

Assets:
Investments, at Fair Value (Cost $147,990,631)	$160,226,184
Receivables:
Securities Sold	5,337,124
Shareholder Subscriptions	156,202
Interest & Dividends	19,459
Prepaid Expenses	27,530
Total Assets	165,766,499
Liabilities:
Securities Purchased	3,596,330
Shareholder Redemptions	166,732
Due to Advisor	177,728
Other Accrued Expenses	109,307
Total Liabilities	4,050,097
Net Assets	$161,716,402

Net Assets Consist of:
Paid In Capital	150,198,951
Accumulated Realized Loss on Investments	(718,102)
Unrealized Appreciation in Value of Investments	12,235,553
Net Assets, for 5,335,220 Shares Outstanding (Unlimited number of shares authorized without par value)
$161,716,402

Net Asset Value Per Share and Offering Price ($161,716,402/5,335,220)	$ 30.31

Minimum Redemption Price Per Share*	$ 29.70

*The Fund will impose a 2.00% redemption fee on shares redeemed within 360 days of purchase.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

Investment Income:
Dividends	$ 896,958
Interest	849
Total Investment Income	897,807

Expenses:
Advisory Fees (Note 2)	1,883,044
Distribution Fees (Note 2)	376,609
Printing and Mailing Fees	37,374
Registration Fees	37,296
Compliance Fees	40,649
Legal Fees	63,322
Trustee Fees	42,003
Transfer Agent Fees	43,432
Fund Accounting Fees	30,472
Custody Fees	32,647
Audit Fees	20,483
Miscellaneous Fees	15,841
Total Expenses	2,623,172
Expense Recapture (Note 2)	322,231
Net Expenses	2,945,403

Net Investment Loss	(2,047,596)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	9,699,471
Net Change in Unrealized Appreciation on Investments	(5,186,855)
Net Realized and Unrealized Gain on Investments	4,512,616

Net Increase in Net Assets Resulting from Operations	$ 2,465,020

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	10/31/2011	10/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$(2,047,596)	$(1,162,096)
Net Realized Gain on Investments	9,699,471	12,488,426
Unrealized Appreciation (Depreciation) on Investments	(5,186,855)	10,120,622
Net Increase in Net Assets Resulting from Operations	2,465,020	21,446,952

Capital Share Transactions - Class A:
Proceeds from Sale of Shares	88,987,754	44,786,696
Shares Issued on Reinvestment of Dividends	-	-
Proceeds from Early Redemption Fees	137,024	73,593
Cost of Shares Redeemed	(43,939,463)	(16,553,444)
Net Increase in Net Assets from Shareholder Activity	45,185,315	28,306,845

Net Assets:
Net Increase in Net Assets	47,650,335	49,753,797
Beginning of Year	114,066,067	64,312,270
End of Year (Including Accumulated Undistributed Net Investment Income of $0 and $0, Respectively)
	$161,716,402	$114,066,067

Share Transactions - Class A:
Shares Sold	2,801,769	1,712,070
Shares Issued on Reinvestment of Dividends	-	-
Shares Redeemed	(1,439,895)	(653,023)
Net Increase in Shares	1,361,874	1,059,047
Outstanding at Beginning of Year	3,973,346	2,914,299
Outstanding at End of Year	5,335,220	3,973,346

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period:

	Years Ended
	10/31/ 2011	10/31/ 2010	10/31/ 2009	10/31/ 2008	10/31/ 2007

Net Asset Value, at Beginning of Period	$ 28.71	$ 22.07	$17.37	$ 30.18	$ 25.59

Income From Investment Operations:
Net Investment (Loss) *	(0.43)	(0.34)	(0.24)	(0.16)	(0.26)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.01	6.96	4.94	(11.42)	4.85
Total from Investment Operations	1.58	6.62	4.70	(11.58)	4.59

Distributions from:
Return of Capital	-	-	-	(0.02)	-
Net Realized Gain	-	-	-	(1.21)	-
Total from Distributions	-	-	-	(1.23)	-

Redemption Fees	0.02	0.02	- **	- **	- **

Net Asset Value, at End of Period	$ 30.31	$ 28.71	$ 22.07	$ 17.37	$ 30.18

Total Return	5.57%	30.09%	27.06%	(39.79)%	17.94%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$161,716	$114,066	$64,312	$72,219	$157,917
Before Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.74%	1.80%	2.24%	2.11%	2.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.14)%	(1.19)%	(1.62)%	(0.84)%	(1.09)%
After Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.35)%	(1.34)%	(1.33)%	(0.68)%	(0.98)%
Portfolio Turnover	101.60%	138.60%	142.15%	183.23%	141.91%

*   Net Investment Income/Loss per share amounts were calculated using the average share method.

** Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2011

Note 1. Significant Accounting Policies

The Satuit Capital U.S. Emerging Companies Fund (the “Fund”), formerly the Satuit Capital Micro Cap Fund, is a series of Satuit Capital Management Trust (“SCMT”), which is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund was established December 12, 2000 as a series of SCMT.  The Fund currently offers one class of shares which is a no-load class of shares.  The objective of the Fund is to seek to achieve long-term capital appreciation.

The Fund will charge a 2.00% redemption fee on all shares redeemed less than 360 days from the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations: The Fund's securities are recorded at their fair value primarily on the basis of market quotations.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees (the “Board”) believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Fund's investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with Generally Accepted Accounting Principles (“GAAP”), fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2011:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2011:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 148,480,189	$ -	-	$ 148,480,189
Short Term Investments	-	11,745,995	-	11,745,995
Total	$ 148,480,189	$ 11,745,995	-	$ 160,226,184

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended October 31, 2011. The Fund did not hold any derivative instruments at any time during the year ended October 31, 2011. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years, (2008 - 2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. As of and during the year ended October 31, 2011, the Fund did not incur any interest or penalties.

Security Transactions and Income: Security transactions are accounted for on the trade date.  The cost of securities sold is determined on a specific identification basis.  Dividends are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amours for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Accounting Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Reclassification of Capital Account: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of October 31, 2011, the Fund reclassified permanent book/tax differences of $2,047,596 from net investment loss to paid in capital.

Note 2. Investment Advisory and Distribution Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement, the Advisor, Satuit Capital Management, LLC (“the Advisor”) provides investment services for an annual fee of 1.25% of the average daily net assets of the Fund.  Per an expense limitation agreement, the Advisor has agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses for the Fund's shares to 1.95% of average net assets through October 31, 2012.  For the year ended October 31, 2011, the Advisor earned fees of $1,883,044, and recaptured $322,231 of previously waived fees per the Expense Limitation Agreement. Additionally, as of October 31, 2011, the Fund owed the Advisor $177,728, of which $129,881 consisted of expense recaptures as described below and $42,847 consisted of accrued but unpaid investment advisory fees.

Pursuant to the terms of the Expense Limitation Agreement, the Advisor is entitled to reimbursement of fees waived or reimbursed by the Advisor to the Fund in prior years, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) any such reimbursement may not cause the Fund’s total annual expense ratio to exceed 1.95%.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees waived or reimbursed by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements as of October 31, 2011, was $59,865, and will expire as follows:

2009	$59,865	Expires 2012

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Advisor may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or the Advisor.  The Fund or the Advisor may incur such distribution expenses at the rate of 0.25% per annum on the Fund’s average daily net assets.  For the year ended October 31, 2011, there was $376,609 of 12b-1 fees incurred by the Fund.

Mutual Shareholder Services, LLC (“MSS”) is the Fund's Transfer and Dividend Disbursing Agent.  In accordance with the contract and current asset levels, MSS earned $43,432 for the year ended October 31, 2011.

Mutual Shareholder Services, LLC (“MSS”) is the Fund’s Accounting Agent.  In accordance with the contract and current asset levels, MSS earned $30,472 for the year ended October 31, 2011.

Certain officers and an Interested Trustee of the Fund are also employees, officers and/or directors of Satuit Capital Management, LLC.  Certain officers of the Fund are also employees, officers, and or directors of Mutual Shareholder Services LLC.

Note 3. Investments

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended October 31, 2011, aggregated $178,588,456 and $145,942,597, respectively.

Note 4. Distributions to Shareholders and Tax Components of Capital

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with regulations which may differ from GAAP.  These distribution differences primarily result from different treatments of wash sales.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

Distributions paid from:	October 31, 2011	October 31, 2010
Ordinary Income	$ 0	$ 0
Return of Capital	0	0
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	0
	$ 0	$ 0

For federal income tax purposes the cost of securities owned at October 31, 2011, was $148,006,791.  At October 31, 2011, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$19,710,297	$(7,490,904)	$12,219,393

As of October 31, 2011, the difference between book-basis and tax-basis unrealized appreciation (depreciation) resulted from the deferral of wash sale losses.

Note 5. Capital Loss Carryforwards

At October 31, 2011, the Fund had available for federal income tax purposes an unused capital loss carryforward of $701,942 which expires in 2017.  To the extent that these carryfowards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

Note 6. New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Note 7. The Regulated Investment Company Modernization Act of 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending October 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

AUDITOR’S OPINION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Satuit Capital U.S. Emerging Companies Fund

(Satuit Capital Management Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Satuit Capital U.S. Emerging Companies Fund, a series of Satuit Capital Management Trust, (the “Fund”) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the period indicated prior to the year ended October 31, 2008, were audited by other auditors, who expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Satuit Capital U.S. Emerging Companies Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 23, 2011

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

EXPENSE ILLUSTRATION

OCTOBER 31, 2011 (UNAUDITED)

Expense Example

As a shareholder of the Satuit Capital U.S. Emerging Companies Fund, you incur ongoing costs, which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
			May 1, 2011 -
	May 1, 2011	October 31, 2011	October 31, 2011
Actual	$1,000.00	$856.94	$9.13
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,015.38	$9.91
* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 972-8848 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-972-8848.

Advisory Renewal Agreement - The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor.  Approval took place at a meeting held on October 15, 2011, at which all of the Independent Trustees were present in person.

The Independent Trustees were advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement, and the Independent Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders.  The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.  The Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Trustees also discussed and considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.  Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.

In their review of the quality of services provided by the Advisor the Trustees reviewed biographical information on the Advisor’s key personnel, in particular the investment management and compliance team.  The Trustees considered the roles of each person as well as their relevant experience in the financial services industry.

The Trustees reviewed the performance of the Fund over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds.  The Trustees found that the Fund’s performance record appeared to be generally consistent with and often superior to the performance of the market and its peer funds.

The Trustees reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund’s total expense ratio to average advisory fees and total expense ratios for other similar equity funds.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Trustees concluded that:  (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believed that the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is in line with the average of comparably managed funds, and they believed that the Advisor is providing above average portfolio management services to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that is generally in line with other comparably managed funds.  The Independent Trustees decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.  The Independent Trustees also considered the “fallout benefits” to the Advisor but, given that the Fund is the Adviser's only current client, potential "fallout benefits" were not considered to be material factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement.  Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

TRUSTEES AND OFFICERS

OCTOBER 31, 2011 (UNAUDITED)

Trustees and Officers - Information pertaining to the trustees and officers of the Fund is set forth below.  The names, addresses and ages of the trustees and officers of the Fund, together with information as to their principal occupations during the past five years, are listed below.  The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Advisor and the principal underwriter, and officers of the Fund, are noted with an asterisk (*).  The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 567-4030.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
Interested Trustee:
Robert J. Sullivan* 238 Public Square Suite 200 Franklin, TN 37064 (1961)	Chairman of the Board, President and Treasurer since December 2000 – Indefinitely.	N/A

Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company, since December, 2000; Managing Director and Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June, 2000 to Present.

N/A

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
Non-Interested Trustees:
Samuel Boyd, Jr. 238 Public Square Suite 200 Franklin, TN 37064 (1940)	Trustee since October, 2002 - Indefinitely	1

Retired. Mr. Boyd was Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company from August, 1978 until April, 2005; a Director of The World Funds, Inc., a registered investment company, since May, 1997; a Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed); and a Trustee of Janus Advisors Series Trust, a registered investment company, from 2003 to 2005.

				The World Funds, Inc. -- 4 Funds
William E. Poist 238 Public Square Suite 200 Franklin, TN 37064 (1939)	Trustee since November, 2003 - Indefinitely	1

Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals since 1974; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and a Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed). Mr. Poist is also a certified public accountant.

				The World Funds, Inc. -- 4 Funds

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen

Paul M. Dickinson 238 Public Square Suite 200 Franklin, TN 37064 (1947)	Trustee since November 2003 - Indefinitely	1

Mr. Dickinson is President of Alfred J. Dickinson, Inc. Realtors since April, 1971; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed)

				The World Funds, Inc. -- 4 Funds
Anthony J. Hertl 238 Public Square Suite 200 Franklin, TN 37064 (1950)	Trustee since October, 2002 - Indefinitely	1

Consultant to small and emerging businesses since 2000. Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, N.Y. where he served in this capacity for four years. Mr. Hertl is a Certified Public Accountant.

				Northern Lights Fund Trust -- 40 Funds; Northern Lights Variable Trust -- 8 Funds; AdvisorOne Funds -- 11 Funds; and The India Select Fund -- 1 Fund; Global Real Estate Investments – 1 Fund

Investment Adviser:
Satuit Capital Management, LLC

238 Public Square, Suite 200

Franklin, Tennessee 37064

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

Transfer Agent:
For more information, wire purchase or redemptions, call or write to Satuit Capital U.S. Emerging Companies Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Satuit Capital Management Trust

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(866) 972-8848 Toll Free

More Information:
For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Satuit Capital Management at (866) 972-8848, Toll Free.

This report is provided for the general information of the shareholders of the Satuit Capital U.S. Emerging Companies Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.

CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant’s  Board of Directors has determined that the Registrant has at least one audit committee financial  expert serving on its audit committee and those persons (Tony Hertl, Samuel Boyd, William E. Poist and Paul M. Dickinson) are  “independent,”  as defined by this Item 3.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,400 for 2011 and $14,250 for 2010.

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2010.

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2011 and $2,500 for 2010.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2011 and $0 for 2010.

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant.  The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Satuit Capital Small Cap Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)

NA

(c)

100%

(d)

NA

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2009.

(h)

Not applicable.  The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

[RESERVED]

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END  MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)

There  were no  changes  in the  registrant’s  internal  control  over financial  reporting  (as  defined in Rule  30a-3(d)  under the 1940 Act (17 CFR 270.30a-3(d))  that occurred during the registrant’s  last fiscal half-year (the registrant’s  second fiscal  half-year in the case of an annual report) that has materially  affected, or is reasonably  likely  to  materially  affect, the registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:

Satuit Capital Management Trust

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 6, 2012

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan, Chief Financial Officer

(principal financial officer)

Date:  January 6, 2012

*

Print the name and title of each signing officer under his or her signature.